SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2002

SoftNet Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Townsend Street, Suite 225, San Francisco, California 94103

(Address of principal executive offices) (Zip Code)

(415) 354-3900

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 23.1

Item 5. Other Events.

                  On September 6, 2002, SoftNet Systems, Inc. (the “Company”) filed an amendment to its preliminary proxy statement on Schedule 14A, containing Management’s Discussion and Analysis of the Financial Condition and Results of Operations of the Company and consolidated financial statements of the Company, restated to reflect the results of operations of the Company’s subsidiary, Intelligent Communications, Inc., which ceased operations in April 2002, as discontinued operations, as required by generally accepted accounting principles in connection with the filing of such proxy statement.

Item 7. Exhibits.

99.1	Management’s Discussion and Analysis of the Financial Condition and Results of Operations of the Company.

99.2	Restated Consolidated Financial Statements of the Company.

99.3	SoftNet Systems, Inc. and Subsidiaries Schedule II—Valuation and Qualifying Accounts

23.1	Consent by KPMG LLP, dated September 6, 2002.

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SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2002

SOFTNET SYSTEMS, INC.

	By:		/s/ George L. Hernandez

		Name:	George L. Hernandez

		Title:	Acting Chief Operating Officer;

Vice President, Finance and

Administration; and Secretary

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EXHIBIT INDEX

99.1	Management’s Discussion and Analysis of the Financial Condition and Results of Operations of the Company.

99.2	Restated Consolidated Financial Statements of the Company.

99.3	SoftNet Systems, Inc. and Subsidiaries Schedule II—Valuation and Qualifying Accounts

23.1	Consent by KPMG LLP, dated September 6, 2002.

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